UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2023, Frank H. Smalla informed the Company that he was stepping down after seven years as the Company’s Treasurer and Chief Financial Officer, to pursue an opportunity as Chief Financial and Operating Officer with a KKR-backed private equity company. His departure from the Company is not related to any disagreement with the Company on any matter relating to its operations, policies, or practices. To support an orderly transition, Mr. Smalla will remain at the Company until mid-April.

The Company’s Board of Directors has launched a formal search process to identify Mr. Smalla’s permanent replacement.

On March 6, 2023, the Company’s Board of Directors approved the appointment of Matthew D. Murphy, age 54, to serve as interim Treasurer and Chief Financial Officer until such time as the Company appoints Mr. Smalla’s permanent successor. Mr. Murphy is currently the Chief Accounting Officer of the Company, a position he has held since August 2015. Prior to that position, he was the Company’s Corporate Controller from September 2006 to August 2015.

There is no arrangement or understanding with any person pursuant to which Mr. Murphy is being elected as interim Treasurer and Chief Financial Officer. There are no family relationships between Mr. Murphy and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 6, 2023, the Company entered into a 10b5-1 plan to repurchase up to $25 million of the Company’s Class A Common Stock during the period commencing April 3, 2023 and ending June 30, 2023.

On March 6, 2023, Chief Sales Officer John C. Geist entered into an individual 10b5-1 for trading in shares of the Company’s Class A Common Stock. The number of shares that may be sold pursuant to this 10b5-1 plan is 13,524 shares. The purpose of this 10b5-1 plan is to provide liquidity and investment diversification. Once executed, transactions under this 10b5-1 plan will be disclosed publicly through Form 4 and/or Form 144 filings with the Securities and Exchange Commission to the extent applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.

Date: March 7, 2023	By:	/s/ David A. Burwick
Name: David A. Burwick
Title: President & Chief Executive Officer

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